SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934
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Date of Report                                      May 17, 1996
(Date of earliest event reported)
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ACTION INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
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Pennsylvania
(State or other jurisdiction of incorporation or organization)
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Commission File No. 1-6485
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25-0918682
(I.R.S. Employer Identification No.)
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460 Nixon Road, Cheswick, Pennsylvania               15024-1098
(Address of principal executive offices)             (Zip Code)
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Registrant's telephone number, including area code: (412) 782-4800
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(Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

On May 17, 1996 Action Industries, Inc. confirmed that it has engaged Parker/Hunter Incorporated, a Pittsburgh based investment banking firm, to assist the Company in the evaluation of its available strategic options including the potential for a business combination or other means of increasing the Company's capital resources.

In confirming the engagement of Parker/Hunter, T. Ronald Casper, President and CEO, stated, "During the last several months, we have had several third parties make unsolicited expressions of interest. Each inquiry has had its own unique objectives and characteristics. The underlying strategy in each of the inquiries has been the development of a long term relationship with Action which uses our contacts in the retail industry and skills in the creation of unique programs to serve the promotional needs of today's retailer."

                           SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                           ACTION INDUSTRIES, INC.



                           By: T. RONALD CASPER
                               ---------------------------------
                               T. Ronald Casper
                               Acting President and Chief
                               Executive Officer